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                                                                   Exhibit 10.18



                                  PUT AGREEMENT

        This Put Agreement ("Agreement") is made as of the 12th day of November 2001, by and between Paul G. Allen, an individual ("Allen"), and Falcon Holding Group, Inc., Falcon Cable Trust, Nathanson Family Trust, Blackhawk Holding Company, Inc., Advance Company, Ltd., Advance TV of California, Inc., and Greg Nathanson, (each, a "Holder," and, collectively, the "Holders"), with reference to the following facts:

        A. Charter Investment, Inc., a Delaware corporation formerly known as Charter Communications, Inc. ("Charter"), was a party to that certain Purchase and Contribution Agreement (the "Purchase and Contribution Agreement"), dated May 26, 1999, pursuant to which Charter and its affiliates acquired all of the outstanding equity of Falcon Communications, L.P., and certain of its affiliated entities.

        B. Under the Purchase and Contribution Agreement, Falcon Holding Group, L.P. ("FHGLP") acquired a limited liability company interest in Charter Communications Holding Company, LLC ("Charter LLC") consisting of 20,581,117 Class D Common Units. FHGLP distributed 9,766,904 of those Class D Common Units to the Holders. Pursuant to the Exchange Agreement, the Holders contributed their Class D Common Units to Charter Communications, Inc., a Delaware corporation incorporated on July 22, 1999 ("PublicCo"), in exchange for 9,766,904 shares of PublicCo's Class A Common Stock (the "Initial Shares").

        C. Under Section 3.6.6 of the Amended and Restated Limited Liability Company Agreement of Charter LLC, dated as of November 12, 1999 (the "LLC Agreement"), Charter LLC has issued to PublicCo, as transferee of the Holders with respect to the Class D Common Units assigned to PublicCo by the Holders pursuant to the Exchange Agreement, an additional 328,165 Common Units. Pursuant to the Exchange Agreement, PublicCo has in turn issued an additional 328,165 shares of Class A Common Stock to the Holders (the "Additional Shares").

        D. The parties hereto wish to enter into this Put Agreement to provide for a Put Option to sell the Shares to Allen, subject to the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the respective covenants and agreements of the parties and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each party), the parties hereby agree as follows:

        1. Definitions. As used in this Agreement, the following terms have the following meanings:

        "Exchange Agreement" means the Exchange Agreement, dated as of November 12, 1999, among PublicCo, the Holders, and other partners of FHGLP.

        "Issuer" means the issuer of the Shares.

        "Minimum Amount" means the least of (i) Shares for which the Purchase Price under this Agreement is at least $10,000,000, (ii) Shares representing at least 50% of the equity represented by all shares of PublicCo common stock acquired by the Holders pursuant to the Exchange Agreement, or (iii) all Shares that are subject to the Holders' Put Option under this Agreement; provided, however, if Falcon Holding Group, Inc. or any Permitted Transferee transfers any Shares to Stanley S. Itskowitch, Trustee of Stanley Itskowitch Living Trust u/t/d June 12, 1998, then (A) the Minimum Amount for Stanley S. Itskowitch, Trustee of Stanley Itskowitch Living Trust u/t/d June 12, 1998 to exercise his Put Option individually shall be all Shares held by such Permitted Transferee and (B) if the Shares held by Stanley S. Itskowitch, Trustee of Stanley Itskowitch Living Trust u/t/d June 12, 1998 are not included by the Holders in any particular exercise of the Put Option, the Minimum Amount shall be determined without including the Shares held by Stanley S. Itskowitch, Trustee of Stanley Itskowitch Living Trust u/t/d June 12, 1998 in the number of Shares subject to the Holders' Put Option under this Agreement.

        "Representative" means Falcon Holding Group, Inc. or any other Holder designated from time to time by the Holders as the Representative.

        "Shares" means any of the Initial Shares and the Additional Shares, and all other securities that constitute "Shares" in accordance with Section 5 of this Agreement.

        2. Put Option. Allen hereby grants to the Holders the right and option (the "Put Option"), exercisable from and after the date hereof through and including the date of termination of the Put Option under Section 7 by written notice delivered to Allen by the Representative, to sell and to permit any of each Holder's Permitted Transferees to sell to Allen or his designee, from time to time, on one or more occasions, all or any portion of the Shares held by the Holders and their respective Permitted Transferees that represents at least the Minimum Amount. Upon the giving of such notice, Allen shall be obligated to buy or to cause his designee to buy and, subject to Section 5.3, the Holders and Permitted Transferees identified in the Representative's notice pursuant to this
Section 2 shall be obligated to sell, the amount of the Shares held by the Holders and their respective Permitted Transferees that is specified in the Representative's notice pursuant to this Section 2, at the price and upon the terms and conditions specified in Section 3.

        3. Purchase Price; Closing.

               3.1 The purchase price to be paid upon any exercise of the Put Option (the "Purchase Price") shall be equal to $25.8548 per share of PublicCo common stock represented by the Shares to be purchased and sold (calculated in accordance with Section 5, if applicable), plus interest thereon at a rate of four and one-half percent (4.5%) per year, compounded annually, for the period from November 12, 1999, through the closing of the purchase and sale of the Shares hereunder (the "Closing").

               3.2 At each Closing, (a) Allen or his designee shall pay to each selling Holder (for itself and on behalf of its Permitted Transferees, if applicable) the Purchase Price in immediately available funds by wire transfer or certified bank check; and (b) each selling Holder shall deliver or cause to be delivered to Allen or his designee one or more certificates evidencing the Shares to be purchased from such Holder or its Permitted



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Transferees at such Closing (if such Shares are certificated securities), together with duly executed assignments separate from certificate in form and substance sufficient to effectuate the transfer of such Shares to Allen or his designee, together with a certificate of the selling Holder and its Permitted Transferee, if applicable, reaffirming the representations in Section 4; provided, however, that no Holder or Permitted Transferee shall be required to take any actions or deliver any documents to satisfy any restrictions imposed by the Issuer on the transfer of the Shares, and provided, further, that, if the Holder is unable to deliver certificates evidencing the Shares to be purchased and sold at such Closing because PublicCo failed to deliver such certificates to the Holder within the period specified in the Exchange Agreement, then, in lieu of delivering such certificates to Allen at the Closing, the Holder will deliver to Allen at the Closing its undertaking to deliver such certificates to Allen as soon as practicable after it receives them from PublicCo.

               3.3 Each Closing shall be held at the offices of Irell & Manella in Los Angeles, California, on the tenth business day after the Representative delivers the written notice described above, or at such other time and place as the Representative and Allen may agree. The selling Holders and Allen will cooperate so as to permit all documents required to be delivered at the Closing to be delivered by mail, delivery service or courier without requiring either party or his or its representatives to be physically present at the Closing.

        4. Representations of the Holders. Each Holder represents and warrants to Allen and any of his designees or assignees that on the date hereof and at each Closing: (a) such Holder has full power and authority to execute and deliver this Agreement and consummate the transactions contemplated hereby; (b) this Agreement is the legal, valid and binding obligation of such Holder, enforceable against such Holder in accordance with its terms; (c) at each Closing in which Shares held by such Holder or any of its Permitted Transferees are to be purchased and sold, such Holder or one of its Permitted Transferees, as applicable, will own all of the Shares required to be purchased from and sold by such Holder and its Permitted Transferees at such Closing, both of record and beneficially, free and clear of all liens, encumbrances or adverse interests of any kind or nature whatsoever (including any restriction on the right to vote, sell or otherwise dispose of the Shares), other than those arising under applicable law and those arising under the organizational documents of the Issuer; (d) upon the transfer of any Shares required to be purchased from and sold by such Holder and its Permitted Transferees at any Closing pursuant to
Section 3, Allen or his designee will receive good title to the Shares, free and clear of all liens, encumbrances and adverse interests created by such Holder, any Permitted Transferee, or any of their respective predecessors-in-interest, other than those arising under applicable law or those arising under the organizational documents of the Issuer.

        5. Adjustment for Exchange, Reorganizations, Stock Splits, etc.

               5.1 If the Shares are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities of the Issuer through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, or other similar transaction, an appropriate adjustment shall be made with respect to number and kind of shares or securities subject to the Put Option, without change in the total price applicable to the unexercised portion of the Put Option but with a corresponding adjustment in the price per unit of any security covered by the Put Option. Any shares or securities that



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become subject to the Put Option pursuant to this Section 5.1 shall constitute
"Shares" for purposes of this Agreement.

               5.2 Upon a reorganization, merger or consolidation of the issuer with one or more other corporations or entities (any of the foregoing, a "Business Combination") pursuant to which the outstanding Shares are converted into or exchanged for any other security ("Replacement Securities"), the Put Option shall cease to be exercisable with respect to the securities that previously constituted "Shares" and shall instead be automatically converted into an option to sell such number of shares or units of Replacement Securities issued in exchange for the Shares pursuant to such Business Combination at a price per share or unit of Replacement Securities equal to the aggregate Purchase Price for all Shares immediately prior to such effectiveness divided by the number of shares or units of Replacement Securities subject to the Put Option immediately following such effectiveness. Any Replacement Securities that become subject to the Put Option pursuant to this Section 5.2 shall constitute "Shares" for purposes of this Agreement.

               5.3 In the event of any proposed Business Combination pursuant to which the outstanding Shares will be converted into a right to receive consideration other than securities of the Issuer or Replacement Securities, (i) Allen will provide notice thereof to the Representative at least ten (10) days prior to consummation of such Business Combination and (ii) the Put Option will expire two days prior to such consummation except with respect to any Shares that are specified in a notice delivered by the Representative pursuant to
Section 2 prior to such date. If the Representative delivers a notice pursuant to Section 2 after its receipt of a notice from Allen pursuant to this Section 5.3, the purchase and sale of any of the Shares specified in the Representative's notice may be conditioned at the Holder's option on the consummation of the Business Combination described in Allen's notice pursuant to this Section 5.3.

        6. Representations of Allen. Allen represents and warrants to each Holder and each Permitted Transferee that on the date hereof and at all times hereafter through the Closing: (a) Allen has full power and authority to execute and deliver this Agreement and consummate the transactions contemplated hereby; and (b) this Agreement constitutes the legal, valid and binding obligation of Allen, enforceable against Allen in accordance with its terms.

        7. Termination of Put Option

               7.1 The Put Option shall terminate on the earliest of the following dates, except with respect to any Shares that are specified in a notice delivered by the Representative pursuant to Section 2 prior to such earliest date:

                      (a) November 12, 2003; or

                      (b) the date specified in Section 5.3.

               7.2 The Put Option shall terminate as to any Shares on the date on which such Shares are first transferred by any Holder or any Permitted Transferee to a person or entity that is not a "Permitted Transferee."



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

        8. Miscellaneous.

               8.1 Complete Agreement; Modifications. This Agreement constitutes the parties' entire agreement with respect to the subject matter hereof and supersedes all other agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof. This Agreement may not be amended, altered or modified except by a writing signed by all the parties.

               8.2 Additional Documents. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become necessary or expedient to effectuate and carry out this Agreement.

               8.3 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be sufficiently given if delivered in person or transmitted by telecopy or similar means of recorded electronic communication to the relevant party, addressed as follows (or at such other address as either party shall have designated by notice as herein provided to the other party):

               If to any Holder:

                      c/o Mapleton Investments
                      10900 Wilshire Blvd., 15th Floor
                      Los Angeles, California  90024
                      Attention:  Marc B. Nathanson
                      Telecopy:  (310) 209-7326

               with a copy to:

                      Dow, Lohnes & Albertson
                      1200 New Hampshire Avenue, N.W., Suite 800
                      Washington, D.C.  20036-6802
                      Attention:  Leonard J. Baxt
                      Telecopy:  (202) 776-2222

               If to Allen:

                      Paul G. Allen
                      c/o Vulcan Ventures Incorporated
                      505 Union Station
                      505 Fifth Avenue South, Suite 900
                      Seattle, WA 98104
                      Attention: William D. Savoy
                      Facsimile: (206) 342-3002

               with a copy to:

                      Irell & Manella LLP
                      1800 Avenue of the Stars, Suite 900
                      Los Angeles, California  90067-4276



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                      Attention:  Alvin G. Segel and Kevin L. Finch
                      Telecopy:  (310) 203-7199

Any such notice or other communication shall be deemed to have been given and received on the day on which it is delivered or telecopied (or, if such day is not a business day or if the notice or other communication is not telecopied during business hours, at the place of receipt, on the next following business day); provided, however, that any such notice or other communication shall be deemed to have been given and received on the day on which it is sent if delivery thereof is refused or if delivery thereof in the manner described above is not possible because of the intended recipient's failure to advise the sending party of a change in the intended recipient's address or telecopy number.

               8.4 Third-Party Benefits. None of the provisions of this Agreement shall be for the benefit of, or enforceable by, any person or entity that is not a party to this Agreement, other than any Permitted Transferees of the Holders.

               8.5 Waivers Strictly Construed. With regard to any power, remedy or right provided herein or otherwise available to any party hereunder (a) no waiver or extension of time shall be effective unless expressly contained in a writing signed by the waiving party; and (b) no alteration, modification, or impairment shall be implied by reason of any previous waiver, extension of time, delay or omission in exercise or other indulgence.

               8.6 Severability. The validity, legality or enforceability of the remainder of this Agreement shall not be affected even if one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable in any respect.

               8.7 Undertakings. All authority herein conferred or agreed to be conferred upon a party to this Agreement and all agreements of a party contained herein shall survive the death or incapacity of such party (or any of them).

               8.8 Successors and Assigns. Except as provided herein to the contrary, this Agreement shall be binding upon and shall inure to the benefit of the parties, their respective heirs, estates, personal representatives, conservators, successors and permitted assigns.

               8.9 Assignments.

                      (a) Any Holder and any Permitted Transferee may transfer some or all of its Shares to any of the following persons or entities (each such person or entity, a "Permitted Transferee"), and the Permitted Transferee shall thereupon have the rights provided in this Agreement:

                             (i) any person or entity that has entered into a
Put Agreement substantially similar to this Agreement upon the exchange by such person or entity of Class D Common Units for shares of PublicCo common stock pursuant to the Exchange Agreement;

                             (ii) any person or entity that owns an equity
interest in the transferor at the time of the transfer;



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                             (iii) any person or entity that, directly or
indirectly, through the ownership of voting securities, controls, is controlled by, or is commonly controlled with any Holder;

                             (iv) any charitable foundation, charitable trust,
or similar entity, or any charitable organization to which Shares are transferred by such charitable foundation, charitable trust, or similar entity;

                             (v) if the transferor (whether a Holder or a
Permitted Transferee) is an individual, the estate, heirs, or legatees of the transferor upon the transferor's death, any member of the transferor's family, any trust or similar entity for the benefit of the transferor or one or more members of the transferor's family, or any entity controlled by the transferor or one or more members of the transferor's family; and

                             (vi) if the transferor is Falcon Holding Group,
Inc. or any Permitted Transferee of Falcon Holding Group, Inc., Stanley S. Itskowitch, Trustee of Stanley Itskowitch Living Trust u/t/d June 12, 1998.

                      (b) Any Holder may assign all its rights and delegate all its obligations under this Agreement to any Permitted Transferee, and such Permitted Transferee shall thereupon be deemed to be the "Holder" for purposes of this Agreement.

                      (c) Allen is entitled, in his sole discretion, to assign his rights to purchase any Shares under this Agreement to one. or more entities controlled by Allen, but no such assignment will relieve Allen of any of his obligations under this Agreement.

               8.10 Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without regard to any choice of law provisions of that state or the laws of any other jurisdiction.

               8.11 Headings. The Section headings in this Agreement are inserted only as a matter of convenience and in no way define, limit, extend or interpret the scope of this Agreement or of any particular Section.

               8.12 Number and Gender. Throughout this Agreement, as the context may require, (a) the masculine gender includes the feminine and neuter; and the neuter gender includes the masculine and feminine; and (b) the singular tense and number includes the plural, and the plural tense and number includes the singular.

               8.13 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               8.14 Costs. Except as otherwise provided in this Agreement, each party will bear his or its own costs in connection with the exercise of the Holder's right under this Agreement and the purchase and sale of any Shares pursuant to this Agreement.

               8.15 Default. In the event of any legal action between the parties arising out of or in relation to this Agreement, the prevailing party in such legal action shall be



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entitled to recover, in addition to any other legal remedies, all of his or its costs and expenses, including reasonable attorney's fees, from the non-prevailing party, regardless of whether such legal action is prosecuted to completion.



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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.



                                             -----------------------------------
                                             PAUL G. ALLEN, by William D. Savoy,
                                             attorney-in-fact





                           [THIS IS A SIGNATURE PAGE
                             FOR THE PUT AGREEMENT]

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        IN WITNESS WHEREOF, the undersigned has executed the foregoing this ____
day of ________________, 2001.



                                             FALCON HOLDING GROUP, INC.



                                             By:
                                                 -------------------------------
                                                 Name:  Marc B. Nathanson
                                                 Title: Chief Executive Officer





                           [THIS IS A SIGNATURE PAGE
                             FOR THE PUT AGREEMENT]

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        IN WITNESS WHEREOF, the undersigned has executed the foregoing this ____
day of ________________, 2001.



                                             FALCON CABLE TRUST



                                             By:
                                                  ------------------------------
                                                  Marc B. Nathanson, trustee





                           [THIS IS A SIGNATURE PAGE
                             FOR THE PUT AGREEMENT]

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        IN WITNESS WHEREOF, the undersigned has executed the foregoing this ____
day of ________________, 2001.



                                             BLACKHAWK HOLDING COMPANY, INC.



                                             By:
                                                  ------------------------------
                                                  Marc B. Nathanson, President





                           [THIS IS A SIGNATURE PAGE
                             FOR THE PUT AGREEMENT]

        IN WITNESS WHEREOF, the undersigned has executed the foregoing this ____ day of ________________, 2001.



                                             ADVANCE COMPANY, LTD.



                                             By:
                                                  ------------------------------
                                                  Marc B. Nathanson, President





                           [THIS IS A SIGNATURE PAGE
                             FOR THE PUT AGREEMENT]

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        IN WITNESS WHEREOF, the undersigned has executed the foregoing this ____
day of ________________, 2001.



                                             ADVANCE TV OF CALIFORNIA, INC.



                                             By:
                                                  ------------------------------
                                                  Marc B. Nathanson, President





                           [THIS IS A SIGNATURE PAGE
                             FOR THE PUT AGREEMENT]

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        IN WITNESS WHEREOF, the undersigned has executed the foregoing this ____
day of ________________, 2001.



                                            NATHANSON FAMILY TRUST



                                             By:
                                                  ------------------------------
                                                  Ned Robertson, trustee





                           [THIS IS A SIGNATURE PAGE
                             FOR THE PUT AGREEMENT]

        IN WITNESS WHEREOF, the undersigned has executed the foregoing this ____ day of ________________, 2001.



                                             By:
                                                  ------------------------------
                                                  GREG NATHANSON





                           [THIS IS A SIGNATURE PAGE
                             FOR THE PUT AGREEMENT]